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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 25, 1998


                         INTERNATIONAL HOME FOODS, INC.
           (Exact name of registrants as specified in their charters)


                 DELAWARE                    001-13537           13-3377322
     (State or other jurisdiction of (Commission File Number)  (IRS Employer
              incorporation)                                 Identification No.)

           1633 LITTLETON ROAD
         PARSIPPANY, NEW JERSEY                                    07054
(Address of principal executive offices)                        (Zip code)



      Registrant's telephone number, including area code:  (973) 359-9920

                                 NOT APPLICABLE

         (former name and former address, if changed since last report)


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ITEM 5  OTHER EVENTS

     On September 25, 1998, the Company announced a plant consolidation plan. A copy of the press release is attached hereto as an exhibit.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(C)      EXHIBITS.

         99.1    Press Release, dated September 25, 1998.*


*        Filed herewith.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

                                        INTERNATIONAL HOME FOODS, INC.
                                        (Registrant)



                                        /s/ N. MICHAEL DION
                                      -----------------------------------------
                                         N. Michael Dion
                                         Senior Vice President and
                                         Chief Financial Officer


Date:    September 24, 1998
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EXHIBIT
NUMBER                    EXHIBIT INDEX
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                 99.1     Press Release, dated September 25, 1998.*


* Filed herewith.